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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 7, 1997, included in Mirage Resorts, Incorporated's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.



                                         /s/ ARTHUR ANDERSEN LLP
                                         -----------------------
                                         ARTHUR ANDERSEN LLP


Las Vegas, Nevada
July 28, 1997